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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        UNIVERSAL TANNING VENTURES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                                      80-0025175
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     (State of Incorporation                            (I.R.S. Employer
         or Organization)                              Identification No.)

  600 East Altamonte Drive, Unit 1050
      Altamonte Springs, Florida                              32701
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 (Address of principal executive offices)                   (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-101551
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Securities to be registered pursuant to Section 12(b) of the Act:

  Title of Each Class                        Name of Each Exchange on Which
  to be so Registered                        Each Class is to be Registered
  -----------------------------           -------------------------------------

    Not Applicable                             Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, Par Value $.0001 Per Share
                    ----------------------------------------
                                (Title of Class)

                                  Page 1 of 4

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Item 1.  Description of Registrant's Securities to be Registered.

      Incorporated by reference to the "Description of Securities" section of the Registrant's Registration Statement on Form SB-2 (Registration No. 333-101551), filed with the Securities and Exchange Commission on November 21, 2002, and the Exhibits thereto, Amendment No. 1 to the Registration Statement and Exhibits thereto filed on January 14, 2003, Amendment No. 2 to the Registration Statement and Exhibits thereto filed on March 19, 2003, Amendment No. 3 to the Registration Statement and Exhibits thereto filed on April 22, 2003, and Amendment No. 4 to the Registration Statement and Exhibits thereto filed on May 9, 2003, all of which are incorporated herein by reference (collectively the "SB-2 Registration Statement"). Such description will also be included in any future amendments to the SB-2 Registration Statement and in the form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b), which prospectus shall, upon filing, be deemed to be incorporated by reference herein.

Item 2.  Exhibits.

         3.1 Articles of Incorporation of the Registrant (incorporated herein by reference to the exhibit of the same number in the Registrant's Registration Statement on Form SB-2, Registration No. 333-101551).

         3.2 Bylaws of the Registrant (incorporated herein by reference to the exhibit of the same number in the Registrant's Registration Statement on Form SB-2, Registration No. 333-101551).

                                  Page 2 of 4

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                UNIVERSAL TANNING VENTURES, INC.

                                                By: /s/ Dyron M. Watford
                                                    ----------------------------
                                                    Dyron M. Watford
                                                    Principal Accounting Officer

Dated: May 12, 2003

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                                  EXHIBIT INDEX

EXHIBIT NUMBER:      EXHIBIT DESCRIPTION:

          3.1 Articles of Incorporation of the Registrant (incorporated herein by reference to the exhibit of the same number in the Registrant's Registration Statement on Form SB-2, Registration No. 333-101551).

          3.2 Bylaws of the Registrant (incorporated herein by reference to the exhibit of the same number in the Registrant's Registration Statement on Form SB-2, Registration No. 333-101551).

                                  Page 4 of 4